Exhibit 99.1

Cubic Announces Preliminary Fiscal Year 2016 Results

Funding Delays to Negatively Impact Fourth Quarter and Full-Year Results

SAN DIEGO — October 13, 2016 — Cubic Corporation (NYSE: CUB) today announced preliminary financial results for the fourth quarter and fiscal year ended September 30, 2016. For the year, the Company anticipates that consolidated sales will be in the range of $1.435 to $1.455 billion and Adjusted EBITDA(1) will be in the range of $112 to $120 million, both of which are below the range of guidance previously provided. It is also anticipated that GAAP EPS and EBITDA(1)  results will be below previous guidance. These preliminary financial results represent the most current information available to management and are subject to completion of the Company’s customary year-end closing and review procedures, as well as the completion of the audit by the Company’s independent auditor.

Sales, EBITDA(1), Adjusted EBITDA(1) and GAAP EPS were lower than expected in the fourth quarter mainly due to funding delays from the U.S. Department of Defense, specifically for higher margin orders in the Mission Solutions and Training Systems businesses within the defense systems segment.

“We are disappointed by the shortfall in the fourth quarter performance which impacted our FY16 financial results,” said Bradley H. Feldmann, president and chief executive officer of Cubic Corporation. “We fully expect that the delayed orders will be received in fiscal year 2017 and we continue to expect improved performance in 2017.”

The rest of the Company’s operations performed in line with expectations. The Company completed the next phase of its Enterprise Resource Planning (ERP) roll out in early October. ERP implementation costs in fiscal year 2016 were in line with previously disclosed projections.

The Company anticipates releasing its year-end results in late November and will provide a detailed update and outlook for fiscal year 2017 at that time.

(1)         EBITDA and Adjusted EBITDA are Non-GAAP metrics - see the section titled “Use of Non-GAAP Financial Information” below.

About Cubic Corporation

Cubic Corporation designs, integrates and operates systems, products and services focused in the transportation, defense training and secure communications markets. Cubic Transportation Systems is a leading integrator of payment and information technology and services to create intelligent travel solutions for transportation authorities and operators. Cubic Global Defense is a leading provider of live, virtual, constructive and game-based training solutions, special operations and intelligence for the U.S. and allied forces. Cubic Mission Solutions provides networked Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) capabilities for defense, intelligence, security and commercial missions. For more information about Cubic, please visit the company’s website at www.cubic.com or on Twitter @CubicCorp.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. Forward-looking statements include, among others, statements about our expectations regarding our preliminary financial results for the fourth quarter and fiscal year ended September 30, 2016 and our expectation that the delayed funding will be received in fiscal year 2017 and that we will experience improved performance in 2017. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. These statements involve risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: actual results for the fourth quarter and fiscal year ended September 30, 2016 may differ materially from our estimates due to the completion of our financial closing procedures, final adjustments and audit of the financial statements, and other developments that may arise between now and the time the financial results are finalized; continued funding delays in the U.S. Department of Defense related orders and our dependence on U.S. and foreign government contracts; delays in approving U.S. and foreign government budgets and cuts in U.S. and foreign government defense expenditures; the ability of certain government agencies to unilaterally terminate or modify our contracts with them; the U.S. government’s increased emphasis on awarding contracts to small businesses, and our ability to retain existing contracts or win new contracts under competitive bidding processes; the effects of politics and economic conditions on negotiations and business dealings in the various countries in which we do business or intend to do business; competition and technology changes in the defense and transportation industries; the effect of adverse regulatory changes on our ability to sell products and services; our ability to identify, attract and retain qualified employees; unforeseen problems with the implementation and maintenance of our information systems; our involvement in litigation, including litigation related to patents, proprietary rights and employee misconduct; our reliance on subcontractors and on a limited number of third parties to manufacture and supply our products; our ability to comply with our development contracts and to successfully develop, introduce and sell new products, systems and services in current and future markets; defects in, or a lack of adequate coverage by insurance or indemnity for, our products and systems; and changes in U.S. and foreign tax laws, exchange rates or our economic assumptions regarding our pension plans. In addition, please refer to the risk factors contained in our SEC filings available at www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Use of Non-GAAP Financial Information

We believe that the presentation of Earnings before interest, taxes, depreciation, and amortization (EBITDA) and Adjusted EBITDA included in this release provides useful information to investors with which to analyze our operating trends and performance and ability to service and incur debt. Also, we believe EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation, variations in organic vs. inorganic growth (affecting amortization expense) and the age and book depreciation of property, plant and equipment (affecting relative depreciation expense). We believe Adjusted EBITDA further facilitates company-to-company operating comparisons by backing out items that we believe are not part of our core operating performance. Items backed out of Adjusted EBITDA are comprised of expenses incurred in the development of our ERP system and the redesign of our supply chain, business acquisition expenses including retention bonus expenses, due diligence and consulting costs incurred in connection with the acquisitions, expenses recognized related to the change in the fair value of contingent consideration for acquisitions, restructuring costs, and income and expenses classified as other non-operating income and expenses which may vary for different companies for reasons unrelated to operating performance.

In addition, EBITDA and Adjusted EBITDA are key drivers of the Company’s core operating performance and major factors in management’s bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

In addition, we believe that EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present EBITDA, Adjusted EBITDA and/or other adjusted measures when reporting their results.

EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as alternatives to net income as a measure of performance. In addition, other companies may define EBITDA and Adjusted EBITDA differently and, as a result, our measures of EBITDA and Adjusted EBITDA may not be directly comparable to EBITDA and Adjusted EBITDA of other companies. Furthermore, EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider either of them in isolation, or as a substitute for analysis of our results as reported under GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA only supplementally. You are cautioned not to place undue reliance on EBITDA or Adjusted EBITDA.

Due to the ongoing completion of customary year-end closing and review procedures, we are unable at this time to reconcile estimated Adjusted EBITDA to net income attributable to Cubic, which we consider to be the most directly comparable GAAP financial measure to Adjusted EBITDA, primarily as a result of the yet undetermined income tax adjustment to our net income.  You are cautioned to read the full year-end earnings results release, when available, which will include a final reconciliation of Adjusted EBITDA to net income.